Exhibit 99.1

FOR IMMEDIATE RELEASE

Big Lots Announces $725 Million Sale/Leaseback Agreement

Closing Expected in Second Quarter

COLUMBUS, April 8, 2020 -- Big Lots, Inc. (NYSE: BIG) today announced that it has entered into sale and leaseback agreements with affiliates of Oak Street Real Estate Capital, LLC (“Oak Street”) relating to the company’s distribution centers in Columbus, OH, Durant, OK, Montgomery, AL, and Tremont, PA. The transactions are expected to close in the company’s fiscal second quarter, subject to continued due diligence, final documentation, and other customary closing conditions.

Gross proceeds from the transactions are expected to be $725 million. Net of expenses and taxes, the company expects to receive estimated net proceeds of approximately $550 million.

The company intends to use the net proceeds from the sale and leaseback transactions to fully pay down debt on its revolving credit facility, provide additional liquidity and, when market conditions normalize, for other corporate purposes including investments in growth initiatives and potential share repurchases pursuant to future authorizations from the company’s Board of Directors.

Commenting on today’s announcement, Bruce Thorn, President and CEO of Big Lots stated, “We are pleased to have reached an agreement with Oak Street for the sale and leaseback of our four company-owned distribution centers. Our Board and management team regularly evaluate ways to optimize our balance sheet while maintaining a conservative capital structure. The transactions will provide the company with significant additional liquidity to navigate the current uncertain environment. In addition, when we return to more normal conditions, it will enhance the company’s ability to take other measures to drive shareholder value.”

About Big Lots, Inc.
Headquartered in Columbus, Ohio, Big Lots, Inc. (NYSE: BIG) is a discount retailer operating 1,405 BIG LOTS stores in 47 states with product assortments in the merchandise categories of Furniture, Seasonal, Soft Home, Food, Consumables, Hard Home, and Electronics, Toys & Accessories. The company’s mission is to help people Live BIG and Save Lots. The company strives to be the BIG difference for a better life by delivering unmatched value to customers through surprise and delight, being a “best places to work” culture for associates, rewarding shareholders with consistent growth and top tier returns, and doing good in communities as the company does well. For more information about the company, visit www.biglots.com.

About Oak Street Real Estate Capital, LLC
Oak Street Real Estate Capital, LLC (“Oak Street”) is a Chicago-based real estate investment firm focused on acquiring properties net-leased to investment grade rated tenants. Oak Street specializes in providing unique and flexible real estate solutions to a variety of organizations including corporations, healthcare systems, universities, and government entities. For more information, please email info@oakstreetrec.com.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although the company believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect business, financial condition, results of operations or liquidity.

Forward-looking statements that the company makes herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, current economic and credit conditions, the cost of goods, the inability to successfully execute strategic initiatives, competitive pressures, economic pressures on customers and the company, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in public announcements and SEC filings.

Important Information

Big Lots, Inc. (the “Company”) intends to file a definitive proxy statement and associated proxy card in connection with the solicitation of proxies for the Company’s 2020 Annual Meeting with the SEC. Details concerning the nominees of the Company’s Board of Directors for election at the 2020 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Big Lots Inc. at 4900 E. Dublin-Granville Road, Columbus, Ohio 43081, or from the investor relations section of the Company's website at www.biglots.com.

Participants in the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2020 Annual Meeting. Information regarding the names of the Company's directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2020, filed with the SEC on March 31, 2020 and the Company’s definitive proxy statement for the 2019 Annual Meeting of Shareholders, filed with the SEC on April 16, 2019. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the proxy statement for the 2019 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

Contacts

Investors:
Andrew D. Regrut
Big Lots, Inc.
Vice President, Investor Relations aregrut@biglots.com 614.278.7209

Media:
Joele Frank, Wilkinson Brimmer Katcher
Andy Brimmer / Leigh Parrish / Mahmoud Siddig 212.355.4449